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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)   April 28, 2004
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                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       001-12298               59-3191743
           -------                       ---------               ----------
(State or other jurisdiction            Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


   121 West Forsyth Street, Suite 200                             32202
                                                                  -----
         Jacksonville, Florida
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number including area code:   (904) 598-7000
                                                             --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.       Financial Statements and Exhibits

              (c)     Exhibits

                      Exhibit 99.1 Earnings release issued April 28, 2004, by Regency Centers Corporation for the three months ended March 31, 2004.

                      Exhibit 99.2     Supplemental Information.


Item 12.      Disclosure of Results of Operations and Financial Condition

On April 28, 2004, Regency issued an earnings release for the three months ended March 31, 2004, which is attached as Exhibit 99.1.

On April 28, 2004, Regency posted on its website at www.regencycenters.com the supplemental information attached as Exhibit 99.2 relating to the three months ended March 31, 2004.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGENCY CENTERS CORPORATION
                                        (registrant)



May 5, 2004                             By:    /s/ J. Christian Leavitt
                                           -------------------------------------
                                             J. Christian Leavitt, Senior Vice
                                                President and Chief Accounting
                                                Officer










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